EXHIBIT 1

                   AMENDED AND RESTATED JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share of Riviera Holdings Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 10th day of November, 2006.


                              D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.
                              By: D. E. Shaw & Co., L.L.C.
                                      as managing member

                                  By: /s/ Anne Dinning
                                      ------------------------------------------
                                      Name:  Anne Dinning
                                      Title: Managing Director


                              D. E. SHAW & CO., L.P.


                              By: /s/ Anne Dinning
                                  ----------------------------------------------
                                  Name:  Anne Dinning
                                  Title: Managing Director




                              D. E. SHAW & CO., L.L.C.

                              By: /s/ Anne Dinning
                                  ----------------------------------------------
                                  Name:  Anne Dinning
                                  Title: Managing Director


                              D. E. SHAW VALENCE PORTFOLIOS, L.L.C.
                              By: D. E. Shaw & Co., L.P.,
                                      as managing member

                                  By: /s/ Anne Dinning
                                      ------------------------------------------
                                      Name:  Anne Dinning
                                      Title: Managing Director


                              DAVID E. SHAW

                              By: /s/ Anne Dinning
                                  ----------------------------------------------
                                  Name:  Anne Dinning
                                  Title: Attorney-in-Fact for
                                         David E. Shaw


                              /s/ Ian Bruce Eichner
                              --------------------------------------------------
                              IAN BRUCE EICHNER